UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212)576-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

FORM N-CSR

The information presented in this Form N-CSR relates solely to the

MainStay Marketfield Fund, a series of the Registrant.

Item 1. Reports to Stockholders.

MainStay Marketfield Fund

Message from the President, Marketfield Asset Management LLC Year-End Commentary and Annual Report

December 31, 2015

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Message from the President

For the 12 months ended December 31, 2015, equity markets experienced increased volatility. This was especially true after August 11, 2015, when the People’s Bank of China devalued the Chinese yuan, a move that precipitated a substantial drop in many stock markets around the world.

U.S. stocks generally provided positive total returns for 2015. International equities generally declined, and emerging markets suffered substantial setbacks. Equity markets felt the effects of lower crude oil prices and slack demand for metals and other commodities.

Many investors focused on when and by how much the Federal Reserve might raise the federal funds target rate. After repeatedly postponing a tightening move, the Federal Open Market Committee increased the target federal funds range to 0.25% to 0.50% on December 16, 2015.

The Marketfield Asset Management LLC Year-End Commentary that follows provides additional insight into the market events, economic trends and core beliefs that shaped MainStay Marketfield Fund during 2015. This commentary, along with the annual report that follows, will give you an in-depth look at the factors that most influenced the Fund during the reporting period.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Marketfield Asset Management LLC Year-End Commentary

Chairman’s Report

The Fund’s performance for 2015 was disappointing, given that we generated negative returns for the second consecutive year. Unlike 2014 when our entire macro viewpoint turned out to be misplaced, causing both the long and short sides of our portfolio to lose money, the majority of our losses in 2015 were generated by our allocation to Chinese equities listed in Hong Kong.

In this case, we proved to be mostly correct about the resilience of the overall Chinese economy, which continued to see weakness contained in a specific portion of the economy. However, we placed too much confidence in the competence of Chinese regulatory authorities and the ability of Hong Kong markets to insulate themselves from a speculative boom and bust in Mainland markets. We had started to trim positions just before the market cracked, but should (in retrospect) have been more aggressive.

Having suffered losses from our positions in China during June and July, we elected to hedge our exposure using U.S. index options, on our belief that weakness in China was likely to spread quickly to global markets. This proved to be the correct call, and we comfortably navigated a very sharp correction in global equities during August. With our confidence in the competence of Chinese monetary and regulatory authorities diminished, we cut back our Chinese exposure substantially during the 4th quarter and have continued to cut back during 2016.

Other than China, our performance reflects a generally difficult investment environment. Although the S&P 500® Index generated a small positive return, the majority of positive performance was driven by a small number of issuers with leadership, narrowing as the year progressed. Losing sectors continued to suffer losses as the year progressed, in contrast to 2011 (the last flat year), which saw a late-year, strong, broad rebound trim losses across all sectors.

Our remaining long side themes performed adequately. European commercial real estate and Japanese equities continued to recover, although both saw gains front loaded and experienced difficult summers. Our exposure to the U.S. housing cycle was neither helpful nor harmful, with losses in homebuilders themselves offset by gains in housing-related equities.

Despite the disappointing overall performance, we did finish the year in a more comfortable place than 2014. Having seen our reflationary thesis torn apart, we were forced to retrench and reform our opinion about the likely direction of the economic cycle. However, our decision to liquidate the vast majority of commodity-related exposure in late 2014 helped shield our portfolio from the deep damage wrought in energy and materials during the whole of 2015. As 2015 progressed, we became more and more convinced that the commodity sectors are the first to show the effect of an investment boom fueled by low interest rates, causing supply to overwhelm demand, rather than a special case which would see weakness contained within them.

By the end of 2015, we had identified a number of sectors that we believed were likely to follow commodity-related equities along a downward path, allowing our short book to be focused in particular areas, rather than generic index hedges. With the overall investment environment deteriorating, identifying the likely locus of liquidation is always critical and we believe that reliance upon, or involvement with high yield and the low end of investment-grade credit, is likely to be the key determining factor for underperformance.

This certainly has been the case during the early weeks of 2016, although the vast majority of the calendar year remains ahead of us. Overall, we believe that the investment landscape has started to be transformed into one that is much more friendly to active fund management that has the capability to hedge.

Thus far, investors’ nerves have largely held in the face of periodic volatility and there has been no obvious change in the increasing preference for passive, smart beta product. Although popularity does not in itself doom an investment strategy to failure, substantial changes in investment cycles have a habit of upending investment fashion. We do believe that 2015 marked a key turning point for the long, profitable bull markets in global equity and credit and that 2016’s rocky start is a warning that times are changing.

February 1, 2016

Michael Shaoul

Chairman, CEO

Portfolio Manager’s Commentary

For the first time in nearly a decade, the year-end macroeconomic environment unfolded within the context of a Federal Reserve Board that was intentionally tightening monetary policy.

This commentary will consider the broad implications for capital markets in the aftermath of the most intensive cycle of monetary ease in modern history. We will attempt to explain mechanisms utilized by the Federal Reserve (and other central banks) to force liquidity into the system and suppress certain important interest rates. We will look at the effects within markets, the banking system, and the economy with the intention of identifying anomalies that now present systemic risks.

The first response of the Federal Reserve to the crisis of 2008 was immediate and far-reaching liquidity provisions to replace the funding channels that had supported banks’ and other financial institutions’ holdings of securities. The problem centered on mortgage-backed pools for which there were no markets, once private funding channels collapsed. Support for commercial paper and money funds, as well as failing institutions and dollar-starved, foreign central banks was also forthcoming. In substance, there was a widespread run on the

Not part of the Annual Report

banking system by wholesale market funding sources, rather than retail depositors.

Had the Federal Reserve failed to act at this point, a liquidity seizure similar to 1931-1932 was nearly certain, and the resulting destruction of wealth would have ushered in an acute depression in real economic activity. As it was, the belated response of the Federal Reserve to the collapse in property prices and mortgage markets that began in 2006 allowed the real economic damage to approach historic extremes.

In the ensuing six years, the Fed’s balance sheet expanded from about $2 trillion in Q4 2008 to $4.5 trillion in mid-2014. As per their stated intentions, the growth stopped there and their assets have remained static.

The post-crisis actions of the Federal Reserve shifted from emergency liquidity provision and credit support to yield curve manipulation through the purchase of long-dated treasury securities. This had the effect of suppressing interest rates toward the long end of the yield curve. In conjunction with a funds rate near zero, rates of return on safe securities at all maturity levels were meager. The theory held that this would force savers and institutional investors to accept more risk in providing capital for business spending.

From our perspective, the actions of the Federal Reserve during the great accommodation became increasingly less effective as the cycle progressed. The banking system rescue was reasonably successful, and the credit support of various markets accomplished the goal of lowering spreads and allowing mortgage and corporate finance to proceed.

The unintended consequences in these cases were reasonably modest in the context of the overall goals.

With the advent of a third, larger round of quantitative easing in 2012, unintended consequences began to dominate intended benefits, leaving global markets in a position that was unstable and fraught with system-wide risks.

From the end of 2012 to the summer of 2014, bank reserves in the U.S. grew by about $1.25 trillion as the Federal Reserve purchased long- dated treasury securities. These became excess reserves, and did not serve to stimulate business lending by the banking system, which was paralyzed by increased regulatory and capital strictures.

The removal of a large part of the flow of longer-dated, high-quality bonds from the system acted as a supercharger to the movement of fixed income investors to riskier assets. The Federal Reserve was, in effect, subsidizing bond issuers by eliminating a good portion of the competitive flow from markets. This same process was underway with a number of other developed market central banks, and ushered in a period of private credit issuance unprecedented in modern finance.

Nearly all of the credit growth since 2009 has taken place outside the banking system through bond issuance. The only borrowers able to access the channel are, for the most part, institutions. Households had their try in the mortgage boom of 2000-2007 and remain in the penalty box.

The subsidy provided by the Federal Reserve allowed institutional borrowers a clear field to access funds at record lows in both base rates and credit spreads. Nominal costs for all categories of borrower were the lowest in centuries.

Between the end of 2009 and today, total domestic, non-financial, credit market debt outstanding has increased by around $8 trillion. This has been accomplished with no growth in direct holdings of the household sector. In the same period, total assets of commercial banks have increased by less than $4 trillion. This is in spite of the trillions in reserves pumped into banks by the Fed.

The global banking system did not utilize its swollen reserve base to fund the massive expansion in debt. That begs the question of whom or what provided the demand for all of these fixed income securities issued at record high valuation and low yields on the back of a 34-year bull market in bonds.

We can identify two distinct sources of demand.

The first is the official, international investment-community which, led by China, held about 12 trillion of dollar reserves by the end of 2014. The accumulation of these reserves was a secondary effect of monetary ease in the U.S. and the colossal current account deficits that it enabled, along with continuing private investment flows from developed to developing markets.

These outward bound dollar flows were manifest clearly in the growth of central bank reserves, as well as sovereign wealth funds. With the reversal of fortunes in commodity markets and among emerging economies, dollar flows have reversed.

The large accumulations of dollar denominated assets in which both reserves and sovereign wealth fund holdings have been stored are now consistent sources of supply, rather than demand. In certain ways, it is reminiscent of the late 1990s, during which there was a relentless liquidation of gold holdings from central banks. The gold price fell by nearly 40% between 1996 and 1999.

We have made the point over and over through many cycles that all bull markets end with surging supply rather than a sudden dose of caution on the part of buyers. Buyers remain enthusiastic, but burgeoning supply eventually overwhelms their buying power and changes the price trend. Once prices transition from rising to declining, the downtrend recruits its own additional supply until a full-fledged bear market ensues.

Fixed income is the asset type where we see the most dangerous imbalance between expectation and risk. It is also the market that has seen the most consistent and abnormal increase in issuance since the advent of quantitative easing.

Not part of the Annual Report

On the heels of a 34-year bull market in bonds of all varieties, we believe that we are now past the inflection point at which supply overwhelms demand and traditional buyers have shifted into the sellers’ camp.

Official holders of dollar denominated securities are in liquidation mode, as their political imperatives shift to supporting domestic economies without resorting exclusively to the printing press. The list of official sellers of dollar assets is extensive and comprises countries including China, Saudi Arabia, Russia, and Brazil, as well as a litany of smaller holders. For the past decade, they have provided reliable bids for fixed income assets. That dynamic has now reversed.

The second great source of demand for fixed income securities has been investment companies or, in common parlance, mutual funds.

Between the end of the 2008-2009 recession and the end of 2015, mutual funds added almost three trillion dollars of debt securities to their holdings. Unlike equities, the value of fixed income holdings does not normally reflect any meaningful amount of appreciation, as they mature at par and do not retain any cash flow (with the small exception of zero coupon issues). As a consequence, growth in asset size comes entirely from additional purchases.

During the same period, household ownership of mutual fund assets rose by about five trillion dollars. Some of that is attributable to equity price appreciation, but households have been net sellers of equity holdings throughout the era of QE.

With households representing about 90% of mutual fund ownership and funds having bought around three trillion dollars of debt securities in the past half-decade, it is reasonable to assert that, alongside foreign official buyers, retail fund buyers have provided the bulk of financing for the bond binge.

A year and a half of poor performance from high-yield and emerging market funds has turned retail flows negative. Fund redemptions are spreading across a growing spectrum of income products, where they are met with increasingly less liquid markets.

Compounding the supply and demand dilemma is the ever-present new issue calendar, where both investment-grade and high-yield issuers stand ready for any signs of stability to bring new supply to market.

A further, unwelcome supply source for high-yield markets lurks in the large number of existing issues that are, at present, barely hanging on to investment-grade rating and look likely to add to high-yield supply in the near future. Rating agencies are quick on the downgrade trigger after facing universal condemnation for their failures to identify trouble in 2007-2008.

Quantitative easing has enabled a form of credit expansion for which there is no direct precedent. As such, there is no historic data set to provide quantitative models with statistical antecedents from which they can calculate probabilities and risk. This is the great flaw in modern econometric orthodoxy, of which central banks are the most ardent and fully committed practitioners. It is also why they are subject to bouts of collective oblivion at the verge of every financial calamity.

We believe that the members of the current Federal Reserve Board and staff will prove to be no wiser than their immediate predecessors, who were shocked by the financial contagion proceeding from the three-year collapse in property prices between 2006 and 2008. They acted forcefully once the catastrophe was unfolding before everyone’s eyes, but not sooner. Forecast models that require quantitative input from past experience cannot, by their very nature, consider unprecedented circumstances, which are precisely the source of major, systemic risks.

If we are correct about broad risks in credit markets, effects in equity markets could be serious. The corporate sector has enjoyed the advantages offered by borrowing costs that were manipulated well below natural levels. As flows from lenders continue to recede, different operating imperatives for corporate and financial managers should emerge. Cash, that most reviled of assets, may begin to assert its value as willing lenders become fewer and more discerning.

February 1, 2016

Michael C. Aronstein

President, CIO & Portfolio Manager

The information provided herein represents the opinions of the Chairman and Portfolio Manager and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. There is no guarantee that any forecasts will come to pass.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended December 31, 2015

Class	Sales Charge		One Year	Five Years	Since Inception (7/31/07)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–13.51 –8.48%	0.67 1.82%	3.98 4.68%	2.73 2.73%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–13.51 –8.48	0.67 1.82	3.98 4.68	2.69 2.69
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–10.10 –9.19	1.05 1.05	3.90 3.90	3.46 3.46
Class I Shares[4]	No Sales Charge		–8.31	2.05	4.93	2.47
Class R2 Shares[3]	No Sales Charge		–8.57	1.70	4.57	2.84
Class R6 Shares[5]	No Sales Charge		–8.11	2.13	4.98	2.42
Class P Shares[6]	No Sales Charge		–8.25	2.06	4.94	2.48

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A, Investor Class, Class C, and Class R2 shares, first offered on October 5, 2012, include the historical performance of Class I shares through October 4, 2012 and are adjusted to reflect differences in fees and expenses. Performance data for the classes varies based on differences in their fee and expense structures. Marketfield Fund commenced operations on July 31, 2007. Unadjusted, the performance for the newer classes would likely have been different.
4.	Performance figures for Class I shares reflect the historical performance of the then-existing shares of Marketfield Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which a predecessor entity to Marketfield Asset Management LLC served as investment advisor) for periods prior to October 5, 2012. Marketfield Fund commenced operations on July 31, 2007.
5.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 would likely have been different because of differences in certain expenses attributable to each share class.
6.

Performance figures for Class P shares, first offered on May 31, 2013, include the historical performance of Class I shares through May 30, 2013. Performance for Class P shares would likely have been different because of differences in certain expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

8	MainStay Marketfield Fund

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	1.38%	12.57%	6.41%
HFRI Macro Discretionary Thematic Index[8]	–0.05	–0.80	0.25
Average Lipper Alternative Global Macro Fund[9]	–5.38	1.78	2.52

7.

S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.

8.	HFRI Macro Discretionary Thematic Index is a broad-based hedge fund index consisting of discretionary thematic strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on portfolio positions. These strategies employ an investment process most heavily influenced by top down analysis of macroeconomic variables. The HFRI Macro Discretionary Thematic Index commenced operations on December 31, 2007.
9.	The Average Lipper Alternative Global Macro Fund is representative of funds that, by prospectus language, invest around the world using economic theory to justify the decision-making process. The strategy is typically based on forecasts and analysis about interest rate trends, the general flow of funds, political changes, government policies, intergovernmental relations, and other broad systemic factors. These funds generally trade a wide range of markets and geographic regions, employing a broad range of trading ideas and instruments. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

9

Cost in Dollars of a $1,000 Investment in MainStay Marketfield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2015, to December 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other Funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2015, to December 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/15	Ending Account Value (Based on Actual Returns and Expenses) 12/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$934.30	$14.04	$1,010.70	$14.60

Investor Class Shares	$1,000.00	$935.30	$14.29	$1,010.40	$14.85

Class C Shares	$1,000.00	$931.00	$17.67	$1,006.90	$18.36

Class I Shares	$1,000.00	$935.30	$12.88	$1,011.90	$13.39

Class R2 Shares	$1,000.00	$934.10	$14.53	$1,010.20	$15.10

Class R6 Shares	$1,000.00	$936.70	$12.59	$1,012.20	$13.09

Class P Shares	$1,000.00	$935.90	$12.49	$1,012.30	$12.98

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.88% for Class A, 2.93% for Investor Class, 3.63% for Class C, 2.64% for Class I, 2.98% for Class R2, 2.58% for Class R6 and 2.56% for Class P) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

10	MainStay Marketfield Fund

Country Composition as of December 31, 2015 (Unaudited)

United States	36.6%
Japan	14.9
Ireland	8.2
China	7.8
Spain	6.2
Germany	1.9
United Kingdom	1.9

Hong Kong	1.4%
Singapore	0.9
Other Assets, Less Liabilities	57.4
Investments Sold Short	–37.2

100.0%

Industry Composition as of December 31, 2015 (Unaudited)

Household Durables	7.9%
Banks	7.2
Real Estate Investment Trusts	4.8
Aerospace & Defense	4.5
Real Estate Management & Development	3.8
Industrial Conglomerates	3.5
Machinery	3.5
Internet Software & Services	3.1
Specialty Retail	2.9
Electronic Equipment, Instruments & Components	2.5
Insurance	2.0
Automobiles	1.9
Biotechnology	1.8
Food & Staples Retailing	1.6
Metals & Mining	1.6
Hotels, Restaurants & Leisure	1.3
Internet & Catalog Retail	1.2

Diversified Financial Services	1.0%
Electrical Equipment	1.0
Wireless Telecommunication Services	1.0
Diversified Telecommunication Services	0.9
Personal Products	0.9
Construction Materials	0.8
Chemicals	0.6
Leisure Products	0.6
Health Care Equipment & Supplies	0.4
Software	0.4
Purchased Options	0.1
Investments in Exchange-Traded Funds	5.5
Investment in Money Market Fund	11.5
Other Assets, Less Liabilities	57.4
Investments Sold Short	–37.2

100.0%

See Portfolio of Investments beginning on page 14 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2015 (excluding short-term investment) (Unaudited)

1.	Bank of Ireland
2.	Merlin Properties Socimi S.A.
3.	Industria de Diseno Textil S.A.
4.	Kennedy Wilson Europe Real Estate PLC
5.	iShares MSCI Hong Kong ETF
6.	D.R. Horton, Inc.
7.	Siemens A.G. Registered
8.	iShares U.S. Home Construction ETF
9.	Grifols S.A.
10.	3M Co.

Top Five Short Positions as of December 31, 2015 (Unaudited)

1.	SPDR S&P 500 ETF Trust
2.	iShares JP Morgan USD Emerging Markets Bond ETF
3.	Health Care Select Sector SPDR Fund
4.	JPMorgan Chase & Co.
5.	Goldman Sachs Group, Inc. (The)

11

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Michael C. Aronstein of Marketfield Asset Management LLC, the Fund’s Subadvisor.

How did MainStay Marketfield Fund perform relative to its benchmarks and peers during the 12 months ended December 31, 2015?

Excluding all sales charges, MainStay Marketfield Fund returned –8.48% for Class A and Investor Class shares and –9.19% for Class C shares for the 12 months ended December 31, 2015. Over the same period, Class I shares returned –8.31%, Class R2 share returned –8.57%, Class R6 shares returned –8.11% and Class P shares returned –8.25%. During the 12 months ended December 31, 2015, all share classes underperformed the 1.38% return of the S&P 500® Index,1 which is the Fund’s primary benchmark, and the –0.05% return of the HFRI Macro Discretionary Thematic Index,1 which is a secondary benchmark of the Fund. Over the same period, all share classes underperformed the –5.38% return of the Average Lipper2 Alternative Global Macro Fund. See page 8 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance relative to the S&P 500® Index during the reporting period?

The Fund’s underperformance of the S&P 500® Index was driven by two primary factors. First, the 2015 returns for the S&P 500® Index were dominated by a narrow leadership group in which the Fund had only minor participation, while much of the rest of the Index generated negative returns. Consequently our U.S. exposure generated a modest loss rather than the modest gain that would have been achieved if the Fund had the same composition as the Index.

Second, our diversification into non-U.S. equities produced mixed returns. The Fund’s European exposure, which continued to be dominated by commercial real estate, outperformed the S&P 500® Index, and relative performance was helped by our decision to hedge the majority of the Fund’s currency exposure. The Fund’s investments in Japan were almost flat for the reporting period, mostly because of the timing of investment decisions. Asia Ex-Japan, which was dominated by exposure to Chinese equities listed in Hong Kong, produced the majority of the Fund’s losses, with a sharp draw-down in the middle of the year.

Index hedging cost a small amount over the course of 2015, although it did succeed in insulating the Fund from the sharp declines in global markets in August 2015. In general, the reporting period presented a choppy environment in which the exact timing of hedging decisions proved to be unusually important.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During 2015, the following derivative holdings produced positive results for the Fund: S&P puts 2.4%, QQQ puts 0.7% and Turkish lira calls 0.6%. Over the same period, the following derivative holdings produced negative results for the Fund: long Hang Seng China Enterprises Index (HSCEI) Futures –0.6%, short French Stock Market (CAC 40) Index –0.6%, and South African rand calls –0.5%.

Which investment themes were the strongest contributors to the Fund’s absolute performance and which themes were particularly weak?

During the reporting period, the themes that made the strongest contributions to the Fund’s absolute performance were Non-U.S. Property, which contributed 1.2% to performance; U.S. Property Recovery, which contributed 0.2% to performance; and Margin Pressures, where a short position contributed 0.2% to performance. (Contributions take weightings and total returns into account.) The Fund’s Non-U.S. Property theme benefited from long positions in real estate and financials in Europe, primarily in Ireland, Spain and the U.K. The Fund’s U.S. Property Recovery theme benefited from long positions in U.S. homebuilders and housing-related companies. The Fund’s Margins Pressures theme benefited from short positions in companies with limited ability to pass on rising input costs.

Over the same period, the themes that made the weakest contributions to The Fund’s absolute performance were Asia-Ex Japan, which contributed –3.9%; Developing Opportunities, which contributed –2.3%; and Index Hedges, which contributed –0.8%. The Fund’s Asia-Ex Japan theme was negatively affected by long positions in broad Chinese indexes, large insurers and financials (H-shares). The Fund’s Developing Opportunities theme was negatively affected by long positions in defense, industrial goods, agriculture and technology. The Fund’s Index Hedges theme was negatively affected by broad fixed-income and equity hedges.

During the reporting period, which individual holdings made the strongest contributions to the Fund’s absolute performance and which holdings detracted the most?

During the reporting period, the strongest contributors to the Fund’s absolute performance included Merlin Properties Socimi S.A., a real estate investment trust (REIT); lodging stock Dalata Hotel Group PLC; and defense contractor Northrop Grumman. Over the same period, the weakest contributors to the Fund’s absolute performance included base metals company Glencore

1.	See footnote on page 9 for more information on this index.
2.	See footnote on page 9 for more information on Lipper Inc.

12	MainStay Marketfield Fund

PLC; integrated oil company PetroChina Co., Ltd., Class H; and steel raw-material supplier Vale S.A., Sponsored ADR.

Did the Fund make any significant allocation changes during the reporting period?

During the reporting period, the Fund saw the following changes in its long exposure. The Asia-Ex Japan theme moved from 14% to 27% of net assets at June 30, 2015, then declined to 13% by year-end. The Japan Recovery theme began 2015 at 10% of net assets, increased to 20% by June 30, 2015, and then decreased to 15% by year-end. The Developing Opportunities theme began the year at 19% of net assets and decreased to 13% by December 31, 2015. The U.S. Property Recovery theme began the year at 13% of net assets and decreased to 11% by year-end. The Fund’s Non-U.S. Property theme began the year at 9% of net assets. In December, this theme was included in the European Recovery theme and had increased to an 18% exposure.

During the reporting period, the Fund saw the following changes in its short exposure. The Margin Pressure theme began the year short 8% and became the more fully described theme of Vulnerability to Oversupply, ending the year short 11%. The Deterioration of Credit theme was added to the Fund in December 2015, and it ended the year short 15%. The Index Hedges theme began the year short 18% and decreased to short 15% by December 31, 2015.

How did the Fund’s sector weightings change during the reporting period?

During 2015, the Fund’s largest weighting increase was in industrials, which moved from 6.9% of net assets at the beginning of the reporting period to 10.2% at the end, an increase of 3.3 percentage points. Over the same period, the Fund’s telecommunication services weighting rose from 0.0% of net assets to 1.9%, an increase of 1.9 percentage points; the Fund’s weighting in health care rose from 0.9% of net assets to 2.2%, an increase of 1.3 percentage points; and the Fund’s weighting in consumer discretionary moved from 13% of net assets to 13.1%, an increase of 0.1 percentage points.

In 2015, the Fund’s position in financials saw the greatest decline, moving from 21% of net assets at the beginning of the reporting period to just 2.5% at the end, a decrease of 18.5 percentage points. Over the same period, the Fund’s weighting in information technology fell from 10.3% of net assets to 5.0%, a decrease of 5.3 percentage points. In materials, the Fund’s weighing moved from 6.1% of net assets to 2.9%, a decrease of 3.2 percentage points. In energy, the Fund’s weighting dropped from 0.8% of net assets to 0.0%, a decrease of 80 basis points.

How was the Fund positioned at the end of the reporting period?

As of December 31, 2015, the equity portion of the Fund was 70% long and 39% short. The net equity exposure was long 31%.3 As of December 31, 2015, the futures portion of the Fund was 2% short.

3.	See the Portfolio of Investments on page 14 for more information on specific holdings.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

13

Portfolio of Investments December 31, 2015

	Shares	Value
Common Stocks 60.0%†
Aerospace & Defense 4.5%
Honeywell International, Inc.	106,322	$11,011,770
Lockheed Martin Corp. (a)	140,662	30,544,753
Northrop Grumman Corp. (a)	163,163	30,806,806
Raytheon Co. (a)	277,597	34,569,154

		106,932,483

Automobiles 1.9%
Byd Co., Ltd. Class H (China) (b)	4,423,846	24,373,807
Geely Automobile Holdings, Ltd. (China)	39,085,039	20,828,409

		45,202,216

Banks 4.5%
♦Bank of Ireland (Ireland) (b)	106,624,751	39,397,305
China Merchants Bank Co., Ltd. Class H (China)	5,994,000	14,168,951
Industrial & Commercial Bank of China, Ltd. Class H (China)	49,563,000	29,929,464
Sumitomo Mitsui Financial Group, Inc. (Japan)	590,063	22,611,841

		106,107,561

Biotechnology 1.8%
♦Grifols S.A. (Spain)	917,510	42,506,536

Chemicals 0.6%
Sherwin-Williams Co. (The) (a)	50,148	13,018,421

Construction Materials 0.8%
Taiheiyo Cement Corp. (Japan)	6,436,668	18,957,365

Diversified Financial Services 1.0%
CME Group, Inc. (a)	180,311	16,336,176
Intercontinental Exchange, Inc.	27,234	6,978,985

		23,315,161

Diversified Telecommunication Services 0.9%
Singapore Telecommunications, Ltd. (Singapore)	8,470,173	21,923,644

Electrical Equipment 1.0%
Nidec Corp. (Japan)	313,400	23,041,855

Electronic Equipment, Instruments & Components 2.5%
Keyence Corp. (Japan)	46,518	25,961,375
Murata Manufacturing Co., Ltd. (Japan)	145,427	21,258,391
Yaskawa Electric Corp. (Japan)	921,360	12,747,799

		59,967,565

	Shares	Value
Food & Staples Retailing 1.6%
Costco Wholesale Corp.	231,990	$37,466,385

Health Care Equipment & Supplies 0.4%
Intuitive Surgical, Inc. (b)	17,686	9,659,386

Hotels, Restaurants & Leisure 1.3%
Dalata Hotel Group PLC (Ireland) (b)	5,011,473	29,954,195

Household Durables 7.9%
CalAtlantic Group, Inc.	324,979	12,323,204
♦D.R. Horton, Inc. (a)	1,395,488	44,697,481
Lennar Corp. Class A (a)	590,318	28,872,453
PulteGroup, Inc. (a)	1,530,440	27,272,441
Sekisui House, Ltd. (Japan)	1,344,077	22,884,925
Sony Corp. (Japan)	872,954	21,802,969
Sony Corp., Sponsored ADR (Japan)	697,944	17,176,402
Toll Brothers, Inc. (a)(b)	357,314	11,898,556

		186,928,431

Industrial Conglomerates 3.5%
♦3M Co. (a)	263,830	39,743,351
♦ Siemens A.G. Registered (Germany)	450,480	44,001,568

		83,744,919

Insurance 2.0%
AIA Group, Ltd. (Hong Kong)	5,592,678	33,628,015
China Pacific Insurance Group Co., Ltd. Class H (China)	3,545,649	14,571,379

		48,199,394

Internet & Catalog Retail 1.2%
JD.com, Inc., ADR (China) (a)(b)	843,446	27,213,785

Internet Software & Services 3.1%
Facebook, Inc. Class A (a)(b)	211,063	22,089,854
Tencent Holdings, Ltd. (China)	1,525,106	30,049,314
Yahoo Japan Corp. (Japan)	5,004,824	20,569,766

		72,708,934

Leisure Products 0.6%
Shimano, Inc. (Japan)	88,790	13,784,445

Machinery 3.5%
Deere & Co. (a)	212,632	16,217,442
FANUC Corp. (Japan)	158,408	27,781,860
Kubota Corp. (Japan)	2,439,938	38,326,078

		82,325,380

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of December 31, 2015, excluding short-term investment. May be subject to change daily.

14	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Metals & Mining 1.6%
Newmont Mining Corp.	769,955	$13,851,490
Nippon Steel & Sumitomo Metal Corp. (Japan)	1,205,800	24,237,388

		38,088,878

Personal Products 0.9%
Kao Corp. (Japan)	418,515	21,779,702

Real Estate Investment Trusts 4.8%
Green REIT PLC (Ireland)	17,717,247	30,671,964
Hibernia REIT PLC (Ireland)	18,582,449	28,433,818
♦Merlin Properties Socimi S.A. (Spain)	4,339,008	54,439,479

		113,545,261

Real Estate Management & Development 3.8%
♦Kennedy Wilson Europe Real Estate PLC (United Kingdom)	2,566,672	45,783,834
Mitsubishi Estate Co., Ltd. (Japan)	866,144	18,184,736
St. Joe Co. (The) (a)(b)	1,329,257	24,604,547

		88,573,117

Software 0.4%
Splunk, Inc. (b)	147,360	8,666,242

Specialty Retail 2.9%
Home Depot, Inc. (The)	147,791	19,545,360
♦Industria de Diseno Textil S.A. (Spain)	1,448,254	49,876,566

		69,421,926

Wireless Telecommunication Services 1.0%
China Mobile, Ltd. (China)	2,106,991	23,788,455

Total Common Stocks (Cost $1,228,474,403)		1,416,821,642

Exchange-Traded Funds 5.5% (c)
♦iShares MSCI Hong Kong ETF	2,270,807	45,007,395
♦iShares U.S. Home Construction ETF (a)	1,604,384	43,478,806
Market Vectors Gold Miners ETF (a)	1,004,946	13,787,859
SPDR S&P Homebuilders ETF (a)	830,632	28,391,002

Total Exchange-Traded Funds (Cost $132,076,177)		130,665,062

Preferred Stock 2.7%
Banks 2.7%
♦Bank of Ireland Trust-Preferred Security 10.24% (Ireland) (d)	59,477,000	64,636,618

Total Preferred Stock (Cost $85,124,541)		64,636,618

	Notional Amount	Value
Purchased Options 0.1%
Purchased Put Options 0.1%
Markit CDX North American High Yield Index, Series 25 Strike Price $97.00 Expires 1/20/16, European Style	750,000,000	$681,668

	Number of Contracts
Powershares QQQ Trust Series 1 Strike Price $110.00 Expires 1/8/16, American Style	25,000	1,375,000

Total Purchased Options (Cost $9,400,000)		2,056,668

	Shares
Short-Term Investment 11.5%
Money Market Fund 11.5%
State Street Institutional Treasury Money Market Fund	271,000,000	271,000,000

Total Short-Term Investment (Cost $271,000,000)		271,000,000

Total Investments, Before Investments Sold Short (Cost $1,726,075,121) (f)	79.8%	1,885,179,990

Common Stocks Sold Short (20.3%)
Air Freight & Logistics (1.0%)
FedEx Corp.	(81,200)	(12,097,988)
United Parcel Service, Inc. Class B	(120,100)	(11,557,223)

		(23,655,211)

Banks (4.3%)
Bank of Nova Scotia (The) (Canada)	(291,400)	(11,786,990)
Canadian Imperial Bank of Commerce (Canada)	(177,700)	(11,710,965)
^ JPMorgan Chase & Co.	(593,725)	(39,203,662)
Royal Bank of Canada (Canada)	(347,200)	(18,602,976)
Toronto-Dominion Bank (The) (Canada)	(478,500)	(18,742,845)

		(100,047,438)

Beverages (1.1%)
PepsiCo, Inc.	(254,631)	(25,442,730)

Capital Markets (7.7%)
Aberdeen Asset Management PLC (United Kingdom)	(2,763,982)	(11,792,073)
Ameriprise Financial, Inc.	(56,200)	(5,980,804)
BlackRock, Inc. Class A	(52,613)	(17,915,779)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2015 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Capital Markets (continued)
Blackstone Group, L.P. (The)	(504,424)	$(14,749,357)
Eaton Vance Corp.	(478,561)	(15,519,733)
Franklin Resources, Inc.	(534,273)	(19,671,932)
^ Goldman Sachs Group, Inc. (The)	(204,530)	(36,862,442)
Invesco, Ltd.	(189,800)	(6,354,504)
KKR & Co., L.P.	(384,900)	(6,000,591)
Legg Mason, Inc.	(472,500)	(18,536,175)
Morgan Stanley	(536,800)	(17,075,608)
State Street Corp.	(89,000)	(5,906,040)
T Rowe Price Group, Inc.	(87,873)	(6,282,041)

		(182,647,079)

Consumer Finance (0.5%)
Capital One Financial Corp.	(81,800)	(5,904,324)
Discover Financial Services	(113,400)	(6,080,508)

		(11,984,832)

Diversified Financial Services (0.3%)
Leucadia National Corp.	(399,646)	(6,949,844)

Insurance (0.8%)
Manulife Financial Corp. (Canada)	(823,000)	(12,335,781)
MetLife, Inc.	(126,600)	(6,103,386)

		(18,439,167)

Media (2.5%)
Altice N.V. Class A (Netherlands) (b)	(686,604)	(9,886,710)
CBS Corp. Class B	(257,600)	(12,140,688)
Time Warner, Inc.	(183,500)	(11,866,945)
Twenty-First Century Fox, Inc. Class A	(439,700)	(11,942,252)
Viacom, Inc. Class B	(327,245)	(13,469,404)

		(59,305,999)

Road & Rail (1.2%)
Canadian Pacific Railway, Ltd. (Canada)	(220,284)	(28,108,238)

Technology Hardware, Storage & Peripherals (0.9%)
Apple, Inc.	(206,400)	(21,725,664)

Total Common Stocks Sold Short (Proceeds $526,657,791)		(478,306,202)

	Shares	Value
Exchange-Traded Funds Sold Short (16.9%) (c)
^ Health Care Select Sector SPDR Fund	(816,700)	$(58,843,235)
^ iShares JP Morgan USD Emerging Markets Bond ETF	(1,298,267)	(137,330,683)
iShares U.S. Real Estate ETF	(366,854)	(27,554,404)
^ SPDR S&P 500 ETF Trust	(735,100)	(149,879,539)
Utilities Select Sector SPDR Fund	(609,857)	(26,394,611)

Total Exchange-Traded Funds Sold Short (Proceeds $412,233,317)		(400,002,472)

Total Investments Sold Short (Proceeds $938,891,108) (e)	(37.2)%	(878,308,674)

Total Investments, Net of Investments Sold Short (Cost $787,184,013)	42.6	1,006,871,316
Other Assets, Less Liabilities	57.4	1,353,972,522
Net Assets	100.0%	$2,360,843,838

^	Among the Fund’s 5 largest short positions as of December 31, 2015. May be subject to change daily.

(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(K)).

(b)	Non-income producing security.

(c)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	As of December 31, 2015, cash in the amount of $1,120,865,857 was on deposit with brokers for short sale transactions.

(f)	As of December 31, 2015, cost was $1,757,777,143 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$212,378,330
Gross unrealized depreciation	(84,975,483)

Net unrealized appreciation	$127,402,847

As of December 31, 2015, the Fund held the following foreign currency forward contracts1:

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	2/16/16	Citigroup Global Markets, Inc.	EUR	69,400,000	$74,627,902	$(870,812)
Euro vs. U.S. Dollar	2/16/16	Credit Suisse International		214,985,668	228,592,111	(5,286,007)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(6,156,819)

1.	As of December 31, 2015, cash in the amount of $19,700,000 was on deposit with a broker for foreign currency forward contracts.

16	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2015, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
S&P/TSX 60 Index	(449)	March 2016	$(49,381,239)	$(776,168)

1.	As of December 31, 2015, cash in the amount of $21,918,905 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2015.

Written Options

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Premium (Received)	Market Value
Put-Powershares QQQ Trust Series 1, American Style	Barclays Capital Inc.	$105.00	01/08/2016	(25,000)	$(1,300,000)	$(200,000)

Total Return Equity Swap Contracts

Open OTC total return equity swap contracts as of December 31, 2015 were as follows1:

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	Zhengzhou Yutong Bus Co., Ltd	1 Month LIBOR BBA plus 0.10%	11/21/2016	$16,624	$884,542
Merrill Lynch	Zhengzhou Yutong Bus Co., Ltd	1 Month LIBOR BBA plus 0.10%	12/5/2016	3,085	97,243
				$19,709	$981,785

*	Notional amounts reflected as a positive value indicate a long position held by the Fund and a negative value indicates a short position.

At December 31, 2015, the Fund held the following OTC credit default swap contract1:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Republic of South Africa 5.50%, due 3/9/20	Citibank N.A.	6/20/2019	Buy	$236,926	(1.00)%	$(8,857,234)	$14,708,542	$5,851,308
							$14,708,542	$5,851,308

1.	As of December 31, 2015, cash in the amount of $11,793,939 was on deposit with brokers for the swap contract and foreign currency forward contracts.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contract at the time it was opened and the value at December 31, 2015.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

EUR—Euro

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,416,821,642	$—	$—	$1,416,821,642
Exchange-Traded Funds	130,665,062	—	—	130,665,062
Preferred Stock	—	64,636,618	—	64,636,618
Short-Term Investment
Money Market Fund	271,000,000	—	—	271,000,000

Total Investments in Securities	1,818,486,704	64,636,618	—	1,883,123,322

Other Financial Instruments
Credit Default Swap Contract (b)	—	5,851,308	—	5,851,308
Purchased Put Options	2,056,668	—	—	2,056,668
Total Return Equity Swap Contracts (b)	—	981,785	—	981,785

Total Other Financial Instruments	2,056,668	6,833,093	—	8,889,761

Total Investments in Securities and Other Financial Instruments	$1,820,543,372	$71,469,711	$—	$1,892,013,083

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(478,306,202)	$—	$—	$(478,306,202)
Exchange-Traded Funds Sold Short	(400,002,472)	—	—	(400,002,472)

Total Investments in Securities Sold Short	(878,308,674)	—	—	(878,308,674)

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(6,156,819)	—	(6,156,819)
Futures Contracts Short (b)	(776,168)	—	—	(776,168)
Written Options	(200,000)	—	—	(200,000)

Total Other Financial Instruments	(976,168)	(6,156,819)	—	(7,132,987)

Total Investments in Securities Sold Short and Other Financial Instruments	$(879,284,842)	$(6,156,819)	$—	$(885,441,661)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the year ended December 31, 2015, foreign equity securities with a market value of $1,462,326,799 transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices in active markets compared with the prior year prices that were fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

As of December 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

18	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2015

Assets
Investment in securities, at value (identified cost $1,726,075,121)	$1,885,179,990
Cash collateral on deposit at broker (a)	1,174,278,701
Cash	122,961,976
Cash denominated in foreign currencies (identified cost $75,128,590)	74,678,948
Receivables:
Investment securities sold	56,142,724
Dividends and interest	14,101,821
Fund shares sold	2,785,691
Premiums paid for swap contracts	8,857,234
Unrealized appreciation on swap contracts	6,833,093
Other assets	71,564

Total assets	3,345,891,742

Liabilities
Investments sold short (proceeds $938,891,108)	878,308,674
Written options, at value (premiums received $1,300,000)	200,000
Payables:
Investment securities purchased	56,065,551
Fund shares redeemed	35,773,886
Manager (See Note 3)	3,419,982
Dividends on investments sold short	1,993,508
Broker fees and charges on short sales	1,126,210
Unrealized depreciation on futures contracts (b)	776,168
Transfer agent (See Note 3)	470,484
NYLIFE Distributors (See Note 3)	360,671
Shareholder communication	150,013
Professional fees	118,389
Custodian	83,391
Trustees	3,576
Accrued expenses	40,582
Unrealized depreciation on foreign currency forward contracts	6,156,819

Total liabilities	985,047,904

Net assets	$2,360,843,838

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$159,327
Additional paid-in capital	2,762,429,484

2,762,588,811
Net investment loss	(24,610,780)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(595,451,648)
Net unrealized appreciation (depreciation) on investments, futures contracts, written options and swap contracts	166,261,794
Net unrealized appreciation (depreciation) on investments sold short	60,582,434
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(8,526,773)

Net assets	$2,360,843,838

Class A
Net assets applicable to outstanding shares	$283,905,925

Shares of beneficial interest outstanding	19,197,583

Net asset value per share outstanding	$14.79
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.65

Investor Class
Net assets applicable to outstanding shares	$12,507,421

Shares of beneficial interest outstanding	845,835

Net asset value per share outstanding	$14.79
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.65

Class C
Net assets applicable to outstanding shares	$315,894,266

Shares of beneficial interest outstanding	21,888,250

Net asset value and offering price per share outstanding	$14.43

Class I
Net assets applicable to outstanding shares	$1,698,033,060

Shares of beneficial interest outstanding	114,002,353

Net asset value and offering price per share outstanding	$14.89

Class R2
Net assets applicable to outstanding shares	$5,608,737

Shares of beneficial interest outstanding	380,772

Net asset value and offering price per share outstanding	$14.73

Class R6
Net assets applicable to outstanding shares	$5,749,171

Shares of beneficial interest outstanding	384,689

Net asset value and offering price per share outstanding	$14.94

Class P
Net assets applicable to outstanding shares	$39,145,258

Shares of beneficial interest outstanding	2,627,687

Net asset value and offering price per share outstanding	$14.90

(a)	Includes cash collateral denominated in foreign currencies in the amount of $33,256,790.

(b)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2015. Margin payments are not paid or received daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the year ended December 31, 2015

Investment Income (Loss)
Income
Dividends (a)	$63,115,154
Interest	11,693,832

Total income	74,808,986

Expenses
Manager (See Note 3)	72,438,206
Dividends on investments sold short	25,166,155
Broker fees and charges on short sales	11,547,818
Distribution/Service—Class A (See Note 3)	1,268,884
Distribution/Service—Investor Class (See Note 3)	34,520
Distribution/Service—Class C (See Note 3)	6,080,865
Distribution/Service—Class R2 (See Note 3)	20,845
Transfer agent (See Note 3)	6,552,153
Custodian	385,235
Professional fees	324,472
Shareholder communication	317,505
Registration	301,538
Trustees	111,779
Shareholder service—Class R2 (See Note 3)	8,338
Miscellaneous	170,699

Total expenses	124,729,012

Net investment income (loss)	(49,920,026)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	389,406,918
Investments sold short	(76,368,644)
Futures transactions	(121,465,448)
Written option transactions	9,036,271
Swap transactions	(5,017,445)
Foreign currency transactions	(1,005,170)

Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	194,586,482

Net change in unrealized appreciation (depreciation) on:
Investments	(638,078,353)
Investments sold short	32,717,128
Futures contracts	55,139,097
Written option contracts	1,100,000
Swap contracts	11,517,223
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(6,041,626)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	(543,646,531)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(349,060,049)

Net increase (decrease) in net assets resulting from operations	$(398,980,075)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,062,825.

20	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(49,920,026)	$(183,276,920)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	194,586,482	(596,294,852)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	(543,646,531)	(1,557,502,451)

Net increase (decrease) in net assets resulting from operations	(398,980,075)	(2,337,074,223)

Capital share transactions (a):
Net proceeds from sale of shares	632,677,074	6,663,526,293
Cost of shares redeemed	(6,881,442,694)	(14,714,107,616)

Increase (decrease) in net assets derived from capital share transactions	(6,248,765,620)	(8,050,581,323)

Net increase (decrease) in net assets	(6,647,745,695)	(10,387,655,546)

Net Assets
Beginning of year	9,008,589,533	19,396,245,079

End of year	$2,360,843,838	$9,008,589,533

Net investment loss at end of year	$(24,610,780)	$(116,113)

(a)	The 2014 amounts disclosed in previously issued financial statements have been amended for shares converted for comparative purposes (See Note 8).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended December 31,				October 5, 2012** through December 31, 2012
Class A	2015	2014	2013
Net asset value at beginning of period	$16.16	$18.47	$15.84		$15.80	†

Net investment income (loss) (a)	(0.17)	(0.20)	(0.28)		(0.04)
Net realized and unrealized gain (loss) on investments	(1.18)	(2.11)	2.91		0.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.00)‡	0.00	‡	—

Total from investment operations	(1.37)	(2.31)	2.63		0.11

Less dividends and distributions:
From net investment income	—	—	(0.00	)‡	—
From net realized gain on investments	—	—	—		(0.07)

Total dividends and distributions	—	—	(0.00	)‡	(0.07)

Net asset value at end of period	$14.79	$16.16	$18.47		$15.84

Total investment return (b)	(8.48%)	(12.51%)	16.60	% (c)	0.72	% (d)
Ratios of expenses to average net assets: (e)
Before waivers/reimbursements of expenses	2.54%	2.65%	2.87%		4.07	% ††
Excluding short sale expenses	1.80%	1.78%	1.78%		1.80	% ††
After waivers/reimbursements of expenses	2.54%	2.65%	2.87%		4.07	% ††
Excluding short sale expenses	1.80%	1.78%	1.78%		1.80	% ††
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses (f)	(1.08%)	(1.15%)	(1.59%)		(1.13	%)††
After waivers/reimbursements of expenses (f)	(1.08%)	(1.15%)	(1.59%)		(1.13	%)††
Short sale expenses	0.74%	0.87%	1.09%		2.27	% ††
Portfolio turnover rate	93%	98%	32%		66%
Net assets at end of period (in 000’s)	$283,906	$793,299	$1,718,301		$137,056

**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The net investment loss ratios include dividends and interest expense on short positions.

22	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,				October 5, 2012** through December 31, 2012
Investor Class	2015	2014	2013
Net asset value at beginning of period	$16.16	$18.47	$15.84		$15.80	†

Net investment income (loss) (a)	(0.18)	(0.19)	(0.28)		(0.04)
Net realized and unrealized gain (loss) on investments	(1.17)	(2.12)	2.91		0.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.00)‡	0.00	‡	—

Total from investment operations	(1.37)	(2.31)	2.63		0.11

Less dividends and distributions:
From net investment income	—	—	(0.00	)‡	—
From net realized gain on investments	—	—	—		(0.07)

Total dividends and distributions	—	—	(0.00	)‡	(0.07)

Net asset value at end of period	$14.79	$16.16	$18.47		$15.84

Total investment return (b)	(8.48%)	(12.51%)	16.60	% (c)	0.72	% (d)
Ratios of expenses to average net assets: (e)
Before waivers/reimbursements of expenses	2.63%	2.61%	2.89%		4.03	% ††
Excluding short sale expenses	1.82%	1.78%	1.79%		1.74	% ††
After waivers/reimbursements of expenses	2.63%	2.61%	2.89%		4.03	% ††
Excluding short sale expenses	1.82%	1.78%	1.79%		1.74	% ††
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses (f)	(1.15%)	(1.10%)	(1.59%)		(1.06	%)††
After waivers/reimbursements of expenses (f)	(1.15%)	(1.10%)	(1.59%)		(1.06	%)††
Short sale expenses	0.81%	0.83%	1.10%		2.29	% ††
Portfolio turnover rate	93%	98%	32%		66%
Net assets at end of period (in 000’s)	$12,507	$14,975	$11,913		$619

**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The net investment loss ratios include dividends and interest expense on short positions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended December 31,				October 5, 2012** through December 31, 2012
Class C	2015	2014	2013
Net asset value at beginning of period	$15.89	$18.30	$15.81		$15.80	†

Net investment income (loss) (a)	(0.28)	(0.33)	(0.41)		(0.07)
Net realized and unrealized gain (loss) on investments	(1.16)	(2.08)	2.90		0.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.00)‡	0.00	‡	—

Total from investment operations	(1.46)	(2.41)	2.49		0.08

Less dividends and distributions:
From net investment income	—	—	(0.00	)‡	—
From net realized gain on investments	—	—	—		(0.07)

Total dividends and distributions	—	—	(0.00	)‡	(0.07)

Net asset value at end of period	$14.43	$15.89	$18.30		$15.81

Total investment return (b)	(9.19%)	(13.17%)	15.75	% (c)	0.53	% (d)
Ratios of expenses to average net assets: (e)
Before waivers/reimbursements of expenses	3.29%	3.38%	3.62%		4.82	% ††
Excluding short sale expenses	2.57%	2.53%	2.53%		2.50	% ††
After waivers/reimbursements of expenses	3.29%	3.38%	3.62%		4.82	% ††
Excluding short sale expenses	2.57%	2.53%	2.53%		2.50	% ††
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses (f)	(1.84%)	(1.89%)	(2.35%)		(1.85	%)††
After waivers/reimbursements of expenses (f)	(1.84%)	(1.89%)	(2.35%)		(1.85	%)††
Short sale expenses	0.72%	0.85%	1.09%		2.32%
Portfolio turnover rate	93%	98%	32%		66%
Net assets at end of period (in 000’s)	$315,894	$1,003,835	$1,582,396		$124,430

**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The net investment loss ratios include dividends and interest expense on short positions.

24	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Class I	2015		2014		2013		2012		2011*
Net asset value at beginning of year	$16.24		$18.51		$15.84		$14.02		$13.52

Net investment income (loss)	(0.13	)(a)	(0.16	)(a)	(0.23	)(a)	(0.06	)(a)	(0.11)
Net realized and unrealized gain (loss) on investments	(1.20)		(2.11)		2.90		1.96		0.61
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.00	)‡	0.00	‡	(0.01)		—	(b)

Total from investment operations	(1.35)		(2.27)		2.67		1.89		0.50

Less dividends and distributions:
From net investment income	—		—		(0.00	)‡	—		—
From net realized gain on investments	—		—		—		(0.07)		—

Total dividends and distributions	—		—		(0.00	)‡	(0.07)		—

Redemption fee	—		—		—		—		0.00	‡

Net asset value at end of year	$14.89		$16.24		$18.51		$15.84		$14.02

Total investment return (c)	(8.31%)		(12.26	%)(d)	16.86	% (d)	13.50%		3.70%
Ratios of expenses to average net assets: (e)
Before waivers/reimbursements of expenses	2.26%		2.39%		2.60%		2.86%		2.42%
Excluding short sale expenses	1.56%		1.53%		1.52%		1.53%		1.55%
After waivers/reimbursements of expenses	2.26%		2.39%		2.60%		2.86%		2.43	% (f)
Excluding short sale expenses	1.56%		1.53%		1.52%		1.53%		1.56%
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses (g)	(0.82%)		(0.90%)		(1.33%)		(1.28%)		(1.06%)
After waivers/reimbursements of expenses (g)	(0.82%)		(0.90%)		(1.33%)		(1.28%)		(1.07%)
Short sale expenses	0.70%		0.86%		1.08%		1.33%		0.87%
Portfolio turnover rate	93%		98%		32%		66%		138%
Net assets at end of year (in 000’s)	$1,698,033		$7,062,935		$15,867,200		$4,144,927		$888,782

*	These periods were audited by a predecessor audit firm whose opinion was unqualified.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	This information was not separately reported and part of realized unrealized gain (loss).
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Reflects recoupment of expenses waived/reimbursed from prior fiscal years.
(g)	The net investment loss ratios include dividends and interest expense on short positions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended December 31,				October 5, 2012** through December 31, 2012
Class R2	2015	2014	2013
Net asset value at beginning of period	$16.11	$18.44	$15.82		$15.80	†

Net investment income (loss) (a)	(0.19)	(0.22)	(0.32)		(0.06)
Net realized and unrealized gain (loss) on investments	(1.17)	(2.11)	2.94		0.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.00)‡	0.00	‡	—

Total from investment operations	(1.38)	(2.33)	2.62		0.09

Less dividends and distributions:
From net investment income	—	—	(0.00	)‡	—
From net realized gain on investments	—	—	—		(0.07)

Total dividends and distributions	—	—	(0.00	)‡	(0.07)

Net asset value at end of period	$14.73	$16.11	$18.44		$15.82

Total investment return (b)	(8.57%)	(12.64%)	16.56	% (c)	0.59	% (d)
Ratios of expenses to average net assets: (e)
Before waivers/reimbursements of expenses	2.66%	2.76%	2.99%		3.83	% ††
Excluding short sale expenses	1.91%	1.88%	1.89%		1.89	% ††
After waivers/reimbursements of expenses	2.66%	2.76%	2.99%		3.83	% ††
Excluding short sale expenses	1.91%	1.88%	1.89%		1.89	% ††
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses (f)	(1.19%)	(1.24%)	(1.80%)		(1.56	%)††
After waivers/reimbursements of expenses (f)	(1.19%)	(1.24%)	(1.80%)		(1.56	%)††
Short sale expenses	0.75%	0.88%	1.10%		1.94	% ††
Portfolio turnover rate	93%	98%	32%		66%
Net assets at end of period (in 000’s)	$5,609	$12,426	$17,234		$90

**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The net investment loss ratios include dividends and interest expense on short positions.

26	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,		June 17, 2013** through December 31, 2013
Class R6	2015	2014
Net asset value at beginning of period	$16.27	$18.53	$17.08	†

Net investment income (loss) (a)	(0.12)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.19)	(2.13)	1.55
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.00)‡	0.00	‡

Total from investment operations	(1.33)	(2.26)	1.45

Less dividends:
From net investment income	—	—	(0.00	)‡

Net asset value at end of period	$14.94	$16.27	$18.53

Total investment return (b)(c)	(8.17%)	(12.20%)	8.49	% (d)
Ratios of expenses to average net assets: (e)
Before waivers/reimbursements of expenses	2.25%	2.34%	2.66	% ††
Excluding short sale expenses	1.43%	1.42%	1.44	% ††
After waivers/reimbursements of expenses	2.25%	2.34%	2.66	% ††
Excluding short sale expenses	1.43%	1.42%	1.44	% ††
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses (f)	(0.78%)	(0.75%)	(1.04	%)††
After waivers/reimbursements of expenses (f)	(0.78%)	(0.75%)	(1.04	%)††
Short sale expenses	0.82%	0.92%	1.22%
Portfolio turnover rate	93%	98%	32%
Net assets at end of period (in 000’s)	$5,749	$6,365	$1,957

**	Inception date.
†	Based on the net asset value of Class I as of June 17, 2013.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The net investment loss ratios include dividends and interest expense on short positions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,		May 31, 2013** through December 31, 2013
Class P	2015	2014
Net asset value at beginning of period	$16.24	$18.51	$17.01	†

Net investment income (loss) (a)	(0.12)	(0.16)	(0.15)
Net realized and unrealized gain (loss) on investments	(1.20)	(2.11)	1.65
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.00)‡	0.00	‡

Total from investment operations	(1.34)	(2.27)	1.50

Less dividends:
From net investment income	—	—	(0.00	)‡

Net asset value at end of period	$14.90	$16.24	$18.51

Total investment return (b)	(8.25%)	(12.26%)	8.82	% (c)(d)
Ratios of expenses to average net assets: (e)
Before waivers/reimbursements of expenses	2.26%	2.41%	2.58	% ††
Excluding short sale expenses	1.56%	1.54%	1.54	% ††
After waivers/reimbursements of expenses	2.26%	2.41%	2.58	% ††
Excluding short sale expenses	1.56%	1.54%	1.54	% ††
Ratios of net investment loss to average net assets:
Before waivers/reimbursements of expenses(f)	(0.74%)	(0.91%)	(1.46	%)††
After waivers/reimbursements of expenses(f)	(0.74%)	(0.91%)	(1.46	%)††
Short sale expenses	0.70%	0.87%	1.04	% ††
Portfolio turnover rate	93%	98%	32%
Net assets at end of period (in 000’s)	$39,145	$114,755	$197,245

**	Inception date.
†	Based on the net asset value of Class I as of May 31, 2013.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class P shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The net investment loss ratios include dividends and interest expense on short positions.

28	MainStay Marketfield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Marketfield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Marketfield Fund (the “Predecessor Fund”), which was a series of a different registered investment company with different principal investment strategies and a different investment process, for which Marketfield Asset Management, LLC, a New York limited liability company served as investment adviser. The financial statements of the Fund reflect the historical results of the Predecessor Fund prior to its reorganization on October 5, 2012. Upon the completion of the reorganization, the Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information and references to periods prior to October 5, 2012 refer to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on July 31, 2007. Class A, Investor Class, Class C and Class R2 shares commenced operations on October 5, 2012. Class R6 shares commenced operations on June 17, 2013. Class P shares commenced operations on May 31, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R6, and Class P shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R6, and Class P shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

29

Notes to Financial Statements (continued)

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker / dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids / offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination there under would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2015, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2015, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2015, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

30	MainStay Marketfield Fund

security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the accompanying Portfolio of Investments, was measured as of December 31, 2015 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2015, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable.

The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended December 31, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any unrecoverable foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

31

Notes to Financial Statements (continued)

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Interest on short positions held is acrrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk arises because foreign cur-

rency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Swap Contracts.  The Fund may enter into credit default swap and equity contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument, based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two

32	MainStay Marketfield Fund

payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument, or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of December 31, 2015, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a credit default swap index that is designed to track a representative segment of the credit default swap market (e.g. investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The Fund will segregate cash liquid assets, enter into offsetting transactions or use

33

Notes to Financial Statements (continued)

measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(K)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

As of December 31, 2015 the Fund maintained collateral for short sales on deposit with Bank of America Merrill Lynch, Barclays Bank PLC, Citibank N.A., Credit Suisse International, and State Street Bank and Trust Company (“State Street”) (the “Brokers”). The Subadvisor (as defined in Note 3(A)) determined, based on information available at the time, that the creditworthiness of each of the Brokers is satisfactory. However, there is no guarantee that the Subadvisor’s determination is correct or will remain accurate. The amount of the Fund’s collateral for short sales on deposit with Brokers was $1,120,865,857, which was in excess of the Fund’s liability for investments sold short and is subject to risk of loss to the extent that the Brokers are unable to fulfill their obligations. The amount of the Fund’s liability for investments sold short was $878,308,674. The Fund does not require the Brokers to maintain collateral in support of the receivable for proceeds on securities sold short.

(L)  Options.  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to decreases in the value of the underlying instrument. Writing covered call options tends to decrease the Fund’s exposure to the underlying instrument. Writing uncovered call options increases the Fund’s exposure to loss in the event of increase in value of the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves the risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Fund may purchase or write foreign currency options. Purchasing a foreign currency option gives the Fund the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Fund to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option is that the Fund may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option is that if the value of the referenced foreign currency increases, and if the option is exercised, the Fund must either acquire the referenced foreign currency at the then higher price for delivery or, if the Fund already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

34	MainStay Marketfield Fund

During the year ended December 31, 2015, the Fund engaged in the following transactions in written options:

	Number of Contracts	Premium
Options Outstanding at December 31, 2014	—	$—
Options—Written	418,067	72,544,785
Options—Exercised	(56,783)	(6,625,555)
Options—Canceled in closing transactions	(286,284)	(63,719,230)
Options—Expired	(50,000)	(900,000)
Options Outstanding at December 31, 2015	25,000	1,300,000

(M)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund and broker do not exchange cash flows daily as a result of the daily change in unrealized appreciation or depreciation. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract and will settle cash on such date.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin or unrealized appreciation/depreciation reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin and/or cash collateral on behalf of the Fund, the Fund may not be entitled to the return of the entire margin and/or cash collateral owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to protect against possible adverse changes in the market value of securities held and to manage risks of its assets. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(N)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended December 31, 2015, the Fund did not have any portfolio securities on loan.

(O)  Concentration of Risk.  Cash comprises U.S. dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

35

Notes to Financial Statements (continued)

(Q)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The Fund invested in options and futures contracts in order to gain exposure to that portion of the market and to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. The Fund invested in credit default swap contracts in order to provide a measure of protection against defaults of sovereign or corporate issuers.

Fair value of derivative instruments as of December 31, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Investments in securities, at value	$681,668	$—	$1,375,000	$—	$2,056,668
Swap Contracts	Premiums paid for swap contract	8,857,234	—	—	—	8,857,234
Swap Contracts	Unrealized appreciation on swap contracts	5,851,308	—	981,785	—	6,833,093

Total Fair Value		$15,390,210	$—	$2,356,785	$—	$17,746,995

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Investments in written options, at value	$—	$—	$(200,000)	$—	$(200,000)
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts	—	—	(776,168)	—	(776,168)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(6,156,819)	—	—	(6,156,819)

Total Fair Value		$—	$(6,156,819)	$(976,168)	$—	$(7,132,987)

36	MainStay Marketfield Fund

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Net realized gain (loss) on investment transactions	$—	$2,992,578	$—	$—	$2,992,578
Purchased Options	Net realized gain (loss) on investment transactions	—	—	(17,857,666)	(30,123,935)	(47,981,601)
Written Options	Net realized gain (loss) on written option transactions	—	—	4,117,744	4,918,527	9,036,271
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(109,575,751)	(11,889,697)	(121,465,448)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	9,288,624	—	—	9,288,624
Swap Contracts	Net realized gain (loss) on swap transactions	(4,962,495)	—	(54,950)	—	(5,017,445)

Total Realized Gain (Loss)		$(4,962,495)	$12,281,202	$(123,370,623)	$(37,095,105)	$(153,147,021)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Net change in unrealized appreciation (depreciation) on investments	$—	$(16,107,779)	$—	$—	$(16,107,779)
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	(4,593,332)	—	1,257,450	—	(3,335,882)
Written Options	Net change in unrealized appreciation (depreciation) on written option contracts	—	—	1,100,000	—	1,100,000
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	55,139,097	—	55,139,097
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	10,535,438	—	981,785	—	11,517,223
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(6,156,819)	—	—	(6,156,819)

Total Change in Unrealized Appreciation (Depreciation)		$5,942,106	$(22,264,598)	$58,478,332	$—	$42,155,840

Average Notional Amount

	Credit Contracts Risk		Foreign Exchange Contracts Risk		Equity Contracts Risk		Interest Rate Contracts Risk		Total
Purchased Currency Options	$—		$2,748,605,762	(a)	$—		$—		$2,748,605,762
Purchased Options	$750,000,000	(b)	$—		$11,709,033		$12,442,000	(c)	$774,151,033
Swap Contracts	$236,925,956		$—		$20,005,358	(c)	$—		$256,931,314
Written Options	$—		$—		$(4,070,527	) (d)	$(10,000,000	) (b)	$(14,070,527)
Futures Contracts Long	$—		$—		$299,251,310	(d)	$1,949,796	(e)	$301,201,106
Futures Contracts Short	$—		$—		$(570,679,582	) (f)	$—		$(570,679,582)
Forward Contracts Long	$—		$94,685,908	(e)	$—		$—		$94,685,908
Forward Contracts Short	$—		$(530,331,473	) (a)	$—		$—		$(530,331,473)

(a)	Positions were open seven months during the reporting period.

(b)	Positions were open one month during the reporting period.

(c)	Positions were open three months during the reporting period.

(d)	Positions were open eleven months during the reporting period.

(e)	Positions were open two months during the reporting period.

(f)	Positions were open eight months during the reporting period.

37

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Marketfield Asset Management, LLC (“MAM” or “Subadvisor”), serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MAM, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.40% up to $7.5 billion; 1.38% from $7.5 billion to $15 billion; and 1.36% in excess of $15 billion.

New York Life Investments has voluntarily agreed to waive a portion of its management fee so that it does not exceed 1.34% on average net assets in excess of $22.5 billion. This voluntary waiver may be discontinued at any time. During the year ended December 31, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.40%.

On May 9, 2014, MAM voluntarily reimbursed the Fund $1,282,342 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by MAM of such amounts had no significant impact on the Fund’s total return.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expense, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 1.56% of its average daily net assets. This agreement will remain in effect until May 1, 2017 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term upon approval by the Board.

During the year ended December 31, 2015, New York Life Investments earned fees from the Fund in the amount of $72,438,206.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I, Class R6 and Class P shares are not subject to a distribution and/or service fee. These amounts are reflected in the Statement of Operations.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended December 31, 2015, were as follows:

Class R2	$8,338

(C)  Sales Charges.  During the year ended December 31, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $52,019 and $10,675, respectively. During the year ended December 31, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $97,740, $220 and $228,275, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended

38	MainStay Marketfield Fund

December 31, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$630,959
Investor Class	19,810
Class C	874,664
Class I	4,909,738
Class R2	10,358
Class P	106,624

Note 4–Federal Income Tax

As of December 31, 2015, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(586,938,643)	$(745,489)	$185,939,159	$(401,744,973)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, Passive Foreign Investment Companies (PFICs), swaps and mark to market forward contracts. The other temporary difference is due to unsettled short sales not yet recognized for tax purposes.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of December 31, 2015 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$25,425,359	$18,312,968	$(43,738,327)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), net operating losses, swaps, PFICs and short sales.

As of December 31, 2015, for federal income tax purposes, capital loss carryforwards of $586,938,643 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	586,939	—

The Fund utilized $236,309,624 of capital loss carryforwards during the year ended December 31, 2015.

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 4, 2015, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.10% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 2, 2016, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 4, 2015, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.08% of the average commitment amount. During the year ended December 31, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2015, purchases and sales of securities, other than short-term securities, were $3,597,320 and $9,343,405, respectively.

The Fund may purchase securities from or sell to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. The Fund engaged in Rule 17a-7 transactions during the year ended December 31, 2015, as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/(Loss) (000’s)
$710	$17,306	$(616)

39

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Class A	Shares	Amount
Year ended December 31, 2015:
Shares sold	3,078,633	$48,771,193
Shares redeemed	(32,893,413)	(515,752,006)

Net increase (decrease) in shares outstanding before conversion	(29,814,780)	(466,980,813)
Shares converted into Class A (See Note 1)	39,884	630,749
Shares converted from Class A (See Note 1)	(112,989)	(1,735,816)

Net increase (decrease)	(29,887,885)	$(468,085,880)

Year ended December 31, 2014 (a):
Shares sold	41,413,600	$747,012,365
Shares redeemed	(85,374,976)	(1,459,349,933)

Net increase (decrease) in shares outstanding before conversion	(43,961,376)	(712,337,568)
Shares converted into Class A (See Note 1)	89,823	1,588,813
Shares converted from Class A (See Note 1)	(80,434)	(1,383,705)

Net increase (decrease)	(43,951,987)	$(712,132,460)

Investor Class	Shares	Amount
Year ended December 31, 2015:
Shares sold	153,644	$2,424,602
Shares redeemed	(307,614)	(4,824,427)

Net increase (decrease) in shares outstanding before conversion	(153,970)	(2,399,825)
Shares converted into Investor Class (See Note 1)	113,021	1,735,816
Shares converted from Investor Class (See Note 1)	(39,884)	(630,749)

Net increase (decrease)	(80,833)	$(1,294,758)

Year ended December 31, 2014 (a):
Shares sold	578,844	$10,372,003
Shares redeemed	(287,760)	(4,979,413)

Net increase (decrease) in shares outstanding before conversion	291,084	5,392,590
Shares converted into Investor Class (See Note 1)	80,434	1,383,705
Shares converted from Investor Class (See Note 1)	(89,798)	(1,588,813)

Net increase (decrease)	281,720	$5,187,482

Class C	Shares	Amount
Year ended December 31, 2015:
Shares sold	1,500,752	$23,422,234
Shares redeemed	(42,770,016)	(659,073,912)

Net increase (decrease)	(41,269,264)	$(635,651,678)

Year ended December 31, 2014:
Shares sold	28,355,091	$507,490,850
Shares redeemed	(51,659,152)	(859,565,846)

Net increase (decrease)	(23,304,061)	$(352,074,996)

Class I	Shares	Amount
Year ended December 31, 2015:
Shares sold	33,454,645	$531,519,624
Shares redeemed	(354,330,368)	(5,600,569,124)

Net increase (decrease)	(320,875,723)	$(5,069,049,500)

Year ended December 31, 2014:
Shares sold	290,533,440	$5,228,916,255
Shares redeemed	(712,674,328)	(12,169,729,779)

Net increase (decrease)	(422,140,888)	$(6,940,813,524)

Class R2	Shares	Amount
Year ended December 31, 2015:
Shares sold	45,858	$728,719
Shares redeemed	(436,326)	(6,855,397)

Net increase (decrease)	(390,468)	$(6,126,678)

Year ended December 31, 2014:
Shares sold	616,567	$11,147,874
Shares redeemed	(779,874)	(13,345,947)

Net increase (decrease)	(163,307)	$(2,198,073)

Class R6	Shares	Amount
Year ended December 31, 2015:
Shares sold	84,539	$1,297,627
Shares redeemed	(91,049)	(1,426,050)

Net increase (decrease)	(6,510)	$(128,423)

Year ended December 31, 2014:
Shares sold	554,485	$10,185,316
Shares redeemed	(268,922)	(4,711,557)

Net increase (decrease)	285,563	$5,473,759

Class P	Shares	Amount
Year ended December 31, 2015:
Shares sold	1,535,831	$24,513,075
Shares redeemed	(5,974,039)	(92,941,778)

Net increase (decrease)	(4,438,208)	$(68,428,703)

Year ended December 31, 2014:
Shares sold	8,267,532	$148,401,630
Shares redeemed	(11,856,426)	(202,425,141)

Net increase (decrease)	(3,588,894)	$(54,023,511)

(a)	The 2014 conversions were included as part of Shares sold and Shares redeemed in previously issued financial statements. These amounts have been amended for comparative purposes.

Note 9–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Marketfield Fund, the MainStay Large Cap Growth Fund, and the MainStay High Yield Corporate Bond Fund and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

40	MainStay Marketfield Fund

On April 20, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Discovery in the case has commenced.

Note 10–Investments in Affiliates

MainStay Marketfield Fund

If a Fund's holding represents ownership of 5% or more of the voting securities of an issuer, the issuer is deemed to be an affiliate as defined in the 1940 Act. The Fund had the following transactions during the year ended December 31, 2015, with affiliated issuers:

	Balance of Shares Held December 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2015	Value December 31, 2015	Distributions from Investments in Affiliated Issuers	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Dalata Hotel Group PLC	11,559,265	3,216,356	(9,764,148)	5,011,473	$29,954,195	$—	$6,310,594
Green REIT PLC	45,410,798	—	(27,693,551)	17,717,247	$30,671,964	$709,489	$4,056,279
Hibernia REIT PLC	49,809,719	—	(31,227,270)	18,582,449	$28,433,818	$309,845	$1,207,225
iShares U.S. Home Construction ETF	5,007,081	1,000,000	(4,402,697)	1,604,384	$43,478,806	$185,179	$12,556,326
Kennedy Wilson Europe Real Estate PLC	11,669,575	—	(9,102,903)	2,566,672	$45,783,834	$3,003,232	$4,379,703
Merlin Properties Socimi S.A.	11,831,585	5,799,028	(13,291,605)	4,339,008	$54,439,479	$435,672	$(15,034,792)
SPDR S&P Homebuilders ETF	5,574,567	—	(4,743,935)	830,632	$28,391,002	$264,359	$12,659,759

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended December 31, 2015, events and transactions subsequent to December 31, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At a meeting held on December 8-10, 2015, at the recommendation of New York Life Investments, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act), of the Trust approved an Agreement and Plan of Reorganization with respect to the Fund. The Plan of Reorganization provides for the reorganization of the Fund into the Marketfield Fund (the “New Fund”), a newly created series of Trust for Professional Managers (“TPM”), an open-end registered management investment company (the “Reorganization”). The Board of Trustees of TPM approved the Plan of Reorganization on December 11, 2015.

A notice of a special meeting of shareholders and proxy statement seeking shareholder approval for the Plan of Reorganization was mailed in January 2016 to Fund shareholders of record as of December 10, 2015. If shareholders approve the Plan of Reorganization, the reorganization is expected to occur on or about April 8, 2016.

Subject to the terms and conditions of the Reorganization Plan, the Reorganization will involve three steps:

•	the transfer of all the assets and liabilities of the Fund to the New Fund in exchange for shares of the New Fund having equivalent value to the net assets transferred;

•	the pro rata distribution of shares of the New Fund to the shareholders of record of the Fund as of the effective date of the Reorganization in full redemption of all shares of the Fund; and

•	the complete liquidation and termination of the Fund.

As a result of the Reorganization, shareholders of the Fund will hold shares of the New Fund. The New Fund has the same class structure as the Fund. Following the closing of the Reorganization, the class of New Fund shares held by each shareholder will be the same as the class of Fund shares held prior to the Reorganization. The total value of the shares of the New Fund that a shareholder will receive in the Reorganization will be the same as the total value of the shares of the Fund held by the shareholder immediately before the Reorganization. The Reorganization is expected to be tax-free for U.S. federal income tax purposes. All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be borne by Marketfield Asset Management LLC.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay Funds Trust and Shareholders of

MainStay Marketfield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Marketfield Fund (a fund of MainStay Funds Trust and hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended December 31, 2011 included in the accompanying financial statements were audited by other auditors whose report dated February 29, 2012 expressed an unqualified opinion on the financial statements containing such financial highlights.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2016

42	MainStay Marketfield Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees annually review and approve the fund’s investment advisory agreement(s). At its December 8-10, 2015 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Marketfield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Marketfield Asset Management LLC (“Marketfield”) with respect to the Fund.

The Board noted that, upon New York Life Investments’ recommendation, it had determined that it would be in the best interests of shareholders to approve a proposal for the Fund to reorganize with and into a newly-formed “shell” series of Trust for Professional Managers (the “Reorganization”). The Board referenced the materials received in connection with its consideration and approval of the Reorganization. The Board noted that, if approved by shareholders, the Reorganization would be expected to occur approximately one month after the expiration of the existing Agreements with respect to the Fund. The Board determined to approve the Agreements in order to allow the Fund to have continuous management for the period until the Reorganization was completed. A discussion of the Board’s consideration and approval of the Reorganization may be found in the Trust’s proxy statement filed December 29, 2015.

On the basis of the information and factors and evaluated, the Board as a whole, including the independent trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

43

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

44	MainStay Marketfield Fund

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversee the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a

Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. Information pertaining to the Trustees and officers is set forth below. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Member*	John Y. Kim* 9/24/60	Indefinite; MainStay Funds Trust: Trustee since 2008.**	Vice Chairman (since January 2014) and Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors LLC (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	84

The MainStay Funds:

Trustee since 2008 (12 Funds);

MainStay VP Funds Trust:

Trustee since 2008 (29 portfolios)***;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Kim has resigned from the Board, effective December 31, 2015. Effective on that date, the Board has appointed Christopher O. Blunt to become an interested trustee.
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	David H. Chow 12/29/57****	Indefinite; MainStay Funds Trust: Advisory Board member since June 4, 2015	Founder and CEO, DanCourt Management, LLC (since 1999).	84

The MainStay Funds:

Advisory Board member since June 4, 2015 (12 Funds);

MainStay VP Funds Trust: Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015;

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and

Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 8/12/51	Indefinite; MainStay Funds Trust: Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	84

The MainStay Funds:

Trustee since 2007 (12 Funds);

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)***;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	84	The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 Funds); MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (29 portfolios)***; Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

46	MainStay Marketfield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	84

The MainStay Funds:

Chairman since 2013 and Trustee since 2007 (12 Funds);

MainStay VP Funds Trust:

Chairman since 2013 and Trustee since 2007 (29 portfolios)***;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	84

The MainStay Funds:

Trustee since 2007 (12 Funds);

MainStay VP Funds Trust:

Trustee since 2006 (29 portfolios)***;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Jacques P. Perold 5/12/58****	Indefinite; MainStay Funds Trust: Advisory Board member since June 4, 2015	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	84

The MainStay Funds:

Advisory Board member since June 4, 2015 (12 Funds);

MainStay VP Funds Trust: Advisory Board Member since June 4, 2015 (30 portfolios);

Private Advisors Alternative Strategies Fund: Advisory Board Member since June 4, 2015;

Private Advisors Alternative Strategies Master Fund: Advisory Board Member since June 4, 2015;

MainStay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 4, 2015; Allstate Corporation: Trustee since December 1, 2015; and

Boston University: Trustee since 2014.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	84

The MainStay Funds:

Trustee since 1994 (12 Funds);

MainStay VP Funds Trust:

Trustee since 2007 (29 portfolios)***;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

47

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members	Roman L. Weil***** 5/22/40	Indefinite; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	84

The MainStay Funds:

Trustee and Audit Committee Financial Expert since 2007 (12 Funds);

MainStay VP Funds Trust:

Trustee and Audit Committee Financial Expert since 1994 (29 portfolios)***;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay Funds Trust: Trustee since 2007.**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	84

The MainStay Funds:

Trustee since 2007 (12 Funds);

MainStay VP Funds Trust:

Trustee since 1997 (29 portfolios)***;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Effective January 1, 2016, Messrs. Chow and Perold became Trustees.
*****	Pursuant to the Board’s retirement policy, Mr. Weil retired on December 31, 2015.

48	MainStay Marketfield Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Trustees)*	Stephen P. Fisher 2/22/59	President, MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay VP Funds Trust (since 2007)**.
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012).
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds Trust (since 2014)	Vice President and Chief Compliance Officer, The MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010).
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay VP Funds Trust (since 2010)**.
	Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay VP Funds Trust (since 2005)**.

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board of Trustees to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

49

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054 (effective April 1, 2016, the address will be 30 Hudson Street, Jersey City, NJ 07302), a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

©2016 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1679466 MS023-16	MSMK11-02/16 (NYLIM) NL062

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940. Effective December 31, 2015, Mr. Weil retired from the Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2015 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $104,550.

The aggregate fees billed for the fiscal year ended December 31, 2014 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $118,000.

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2015, and (ii) $0 for the fiscal year ended December 31, 2014. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended December 31, 2015, and (ii) $0 during the fiscal year ended December 31, 2014. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)	All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2015, and (ii) $0 during the fiscal year ended December 31, 2014.

(e)	Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2015 and December 31, 2014 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $5.3 million for the fiscal year ended December 31, 2015, and (ii) $3.771 million for the fiscal year ended December 31, 2014.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2015 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	March 7, 2016

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	March 7, 2016

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.